UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

CALPINE CORPORATION

(A Delaware Corporation)

Commission File Number: 001-12079

I.R.S. Employer Identification No. 77-0212977

50 West San Fernando Street

San Jose, California 95113

Telephone: (408) 995-5115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01. ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SECTION 3 — SECURITIES AND TRADING MARKETS
ITEM 3.03 MATERIAL MODIFICATION OF THE RIGHTS OF SECURITY HOLDERS
SECTION 8 — OTHER EVENTS
ITEM 8.01. OTHER EVENTS
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBITS
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 1.3
EXHIBIT 1.4
EXHIBIT 1.5
EXHIBIT 1.8

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Calpine Corporation (the “Company”), in connection with (i) a registered offer and sale of $736 million aggregate principal amount at maturity of Contingent Convertible Notes due 2014 (the “Convertible Notes”) and (ii) a registered offer and sale of the Company’s common stock, par value $.001 per share, as more fully described under Item 8.01 of this Form 8-K, has entered into the following material agreements.

Share Lending Agreement

     Under the terms and subject to the conditions set forth in a Share Lending Agreement, dated as of September 28, 2004 (the “Share Lending Agreement”), among the Company, Deutsche Bank AG London (“DB”) and Deutsche Bank Securities, Inc. (“DBSI”), as borrowing agent for DB and as collateral agent for the Company, the Company has agreed to issue to DB up to 89 million shares of Company common stock, subject to the obligation of DB to return to the Company the shares issued to DB (the “Loaned Shares”) at the end of the ten-year term of the Share Lending Agreement or earlier upon the occurrence of specified events. The Share Lending Agreement is filed herewith as Exhibit 1.1.

     In consideration for the issuance of the shares, DB will pay to the Company a loan fee of $.001 per share. DB has agreed to use the shares solely for the purpose of directly or indirectly facilitating the sale of the Convertible Notes (as described above) and the hedging of the Convertible Notes by the holders thereof. DB is required to return the Loaned Shares to the Company at the end of the ten-year term of the Share Lending Agreement, subject the obligation to return the Loaned Shares at an earlier time under the following circumstances:

•	If the Company terminates the Share Lending Agreement due to a default by DB under the Share Lending Agreement, all of the outstanding Loaned Shares must be immediately returned.

•	If the Company enters into a merger or similar business combination transaction with an unaffiliated third party, all of the outstanding Loaned Shares must be returned immediately prior to the consummation of the transaction.

•	To the extent shares of Company common stock are issued upon the conversion of the Convertible Notes, an equal number of Loaned Shares must be immediately returned.

     The shares loaned by the Company under the Share Lending Agreement will be issued and outstanding for corporate law purposes, and accordingly the holders of the Loaned Shares will have all of the shareholder rights of a holder of the Company’s common stock, including the right to vote the shares on all matters submitted to a vote of the Company’s stockholders and the right to receive dividends paid or other distribution made on the outstanding shares of Company common stock. However, under the terms of the Share Lending Agreement, if at any time when there are Loaned Shares outstanding, the Company pays a cash dividend or makes a cash distribution in respect of its outstanding common stock, DB will be required to pay to the Company, whether or not DB is a holder of any or all of the outstanding Loaned Shares, an amount in cash equal to the cash dividend received by the holders of the Loaned Shares. Likewise, if at any time when there are Loaned Shares outstanding, the Company makes a distribution in respect of its outstanding Common Stock in property or securities, including any options, warrants, rights or privileges in respect of securities (other than a distribution of Common Stock, but including any options, warrants, rights or privileges exercisable for, convertible into or exchangeable for Common Stock), DB will be required to deliver to the Company, whether or not DB is a holder of any or all of the outstanding Loan Shares, in kind the property or securities distributed in respect of the Loaned Shares.

     Under the Share Lending Agreement, DB has agreed to post and maintain collateral in the form of cash, government securities, certificates of deposit, high-grade commercial paper of U.S. issuers or money market shares at least equal to 100% of the market value of the Loaned Shares as security for the obligation of DB to return the Loaned Shares to the Company as required by the terms of the Share Lending Agreement.

     In view of the fact that the shares are on loan and must be returned to the Company as summarized above and also considering the contractual undertakings of DB in the Share Lending Agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Loaned Shares, the Company believes that under U.S. generally accepted accounting principles as currently in effect, the Loaned Shares will not be considered outstanding for the purpose of computing and reporting the Company’s earnings per share.

Amendment to Amended and Restated Rights Agreement

     The Company and Equiserve Trust Company, N.A., as rights agent (the “Rights Agent”), are parties to an Amended and Restated Rights Agreement, dated as of September 19, 2001 (the “Rights Agreement”). In connection with the entry by the Company into the Share Lending Agreement, the Company’s Board of Directors has approved and the Company and the Rights Agent have entered into an Amendment No. 1 to Rights Agreement, dated as of September 28, 2004, under which the shares of Company common stock that DB is entitled to acquire, or has acquired, under the Share Lending Agreement will not be taken into account in determining whether DB or any of its affiliates beneficially owns 15% or more of the Company’s common stock and thereby trigger the exercisability of the rights. However, this exclusion does not extend to any person or group that acquires, or has the right to acquire, any of the Loaned Shares directly or indirectly from DBSI. Amendment No. 1 to Rights Agreement is filed herewith as Exhibit 1.2.

SECTION 3 — SECURITIES AND TRADING MARKETS

ITEM 3.03 MATERIAL MODIFICATION OF THE RIGHTS OF SECURITY HOLDERS

     The information under the heading “Amendment to Amended and Restated Rights Agreement” in Item 1.01 of this From 8-K is incorporated herein by reference.

SECTION 8 — OTHER EVENTS

ITEM 8.01. OTHER EVENTS

Public Offering of Contingent Convertible Notes Due 2014

     Under the terms and subject to the conditions set forth in an Underwriting Agreement, dated as of September 28, 2004 (the “Convertible Notes Underwriting Agreement”), between the Company and DBSI, the Company has agreed to issue and sell to DBSI, and DBSI has agreed to purchase, $725,000,000 in aggregate principal amount at maturity of Convertible Notes for public offer and sale by DBSI at a public offering price equal to 83.9% of the principal amount at maturity in an underwritten offering registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-76880), as amended from time to time (the “Company Registration Statement”). The Convertible Notes Underwriting Agreement is filed herewith as Exhibit 1.3. The Company has granted to DBSI an option to purchase at the public offering price, less the underwriting discount, additional Convertible Notes in an amount up to $108.75 million aggregate principal amount at maturity solely to cover over-allotments. The closing of the offering and sale of the Convertible Notes is scheduled to occur on September 30, 2004.

     The Convertible Notes, upon issuance, will bear regular cash interest, payable on March 30 and September 30, beginning March 30, 2005, at the rate of 6% per annum on the principal amount at maturity thereof, except that no interest will be paid on or accrue for the interest periods corresponding to the March 30 and September 30, 2007, 2008 and 2009 interest payment dates. Instead, beginning on September 30, 2006, the original principal amount of $839 per Convertible Note will increase to the principal amount of $1,000 per Convertible Note to September 30, 2009, at the daily rate of $0.1469 per Convertible Note. The Convertible Notes will be convertible by the holders into cash and shares of the Company’s common stock at an initial conversion price of $3.85 per share, which represents a premium of approximately 23% over the New York Stock Exchange closing price of $3.14 per share of the Company’s common stock on September 27, 2004. Upon conversion of the Convertible Notes, the portion of the conversion value equal to the then-current principal amount of the Convertible Notes will be paid to the holder in cash and the remainder of the conversion in shares of the Company’s common stock valued at the then-current market price. The terms of the Convertible Notes are set forth in the Second Supplemental Indenture, dated as of September 30, 2004, which is filed herewith as Exhibit 1.5, which supplements the Indenture, dated August 10, 2000, and amended as of September 28, 2000, between the Company and Wilmington Trust Company, as trustee.

     The Company expects to realize, after deduction of the underwriting discount of 3.0%, but before the deduction of other offering expenses, net proceeds of approximately $586,525,000 (or $703,250,000 if the underwriter’s overallotment option is exercised in full) from the sale of the Convertible Notes.

Private Placement of Notes

     Under the terms and subject to the conditions set forth in a Purchase Agreement, dated as of September 28, 2004, the Company agreed to issue and sell $785,000,000 in aggregate principal amount of 9.625% First Priority Senior Secured Notes due 2014, offered at 99.212% of par. The press release announcing pricing on the secured notes is filed herewith as Exhibit 1.8. The offering is expected to close on September 30, 2004. The secured notes are being offered in a private placement under Rule 144A, have not been registered under the Securities Act of 1933, and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Public Offering of Common Stock

     Under the terms and subject to the conditions set forth in an Underwriting Agreement, dated as of September 28, 2004 (the “Common Stock Underwriting Agreement”), between the Company and DBSI, the Company has agreed to issue to DBSI, as agent for DB, the entire 89 million shares of the Company’s common stock that DB is entitled to acquire from the Company under the Share Lending Agreement for public offer and sale by DBSI in an underwritten offering registered under the Securities Act pursuant to the Company Registration Statement. The Common Stock Underwriting Agreement is filed herewith as Exhibit 1.4. DBSI is offering the Loaned Shares to the public at a public offering price of $2.75 per share. The Company will not receive any proceeds from the sale of the 89 million shares. The closing of the offering and sale of the shares of common stock is scheduled to occur on September 30, 2004.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits.

1.1	Share Lending Agreement, dated as of September 28, 2004, among Calpine Corporation, as Lender, Deutsche Bank AG London, as Borrower, through Deutsche Bank Securities Inc., as agent for the Borrower, and Deutsche Bank Securities Inc., in its capacity as Collateral Agent and Securities Intermediary

1.2	Amendment No. 1 to Rights Agreement, dated as of September 28, 2004, between Calpine Corporation and EquiServe Trust Company, N.A., as Rights Agent

1.3	Underwriting Agreement, dated as of September 28, 2004, between Calpine Corporation and Deutsche Bank Securities Inc., relating to the registered offering of $725,000,000 Principal Amount at Maturity ($833,750,000 Principal Amount at Maturity including overallotment option) of Contingent Convertible Notes Due 2014

1.4	Underwriting Agreement, dated as of September 28, 2004, among Calpine Corporation, Deutsche Bank AG London and Deutsche Bank Securities Inc., relating to the registered offering of 89,000,000 shares of Calpine Corporation common stock

1.5	Second Supplemental Indenture, dated as of September 30, 2004, between Calpine Corporation and Wilmington Trust Company, as Trustee, relating to the registered offering of $725,000,000 Principal Amount at Maturity ($833,750,000 Principal Amount at Maturity including overallotment option) of Contingent Convertible Notes Due 2014, including form of Notes

1.6	Indenture, dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee (incorporated by reference to Calpine Corporation’s Registration Statement on Form S-3 (Registration No. 333-76880) filed with the SEC on January 17, 2002)

1.7	First Supplemental Indenture, dated as of September 28, 2000, between the Company and Wilmington Trust Company, as Trustee (incorporated by reference to Calpine Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC on March 15, 2001)

1.8	Press Release, dated September 28, 2004, Announcing Pricing on $785 Million of Senior Secured Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and Controller Chief Accounting Officer

Date: September 30, 2004

EXHIBITS

Exhibit No.	Description

1.1	Share Lending Agreement, dated as of September 28, 2004, among Calpine Corporation, as Lender, Deutsche Bank AG London, as Borrower, through Deutsche Bank Securities Inc., as agent for the Borrower, and Deutsche Bank Securities Inc., in its capacity as Collateral Agent and Securities Intermediary

1.2	Amendment No. 1 to Rights Agreement, dated as of September 28, 2004, between Calpine Corporation and EquiServe Trust Company, N.A., as Rights Agent

1.3	Underwriting Agreement, dated as of September 28, 2004, between Calpine Corporation and Deutsche Bank Securities Inc., relating to the offering of $725,000,000 Principal Amount at Maturity ($833,750,000 Principal Amount at Maturity including overallotment option) of Contingent Convertible Notes Due 2014

1.4	Underwriting Agreement, dated as of September 28, 2004, among Calpine Corporation, Deutsche Bank AG London and Deutsche Bank Securities Inc., relating to the offering of 89,000,000 shares of Calpine Corporation common stock

1.5	Second Supplemental Indenture, dated as of September 30, 2004, between Calpine Corporation and Wilmington Trust Company, as Trustee, relating to the registered offering of $725,000,000 Principal Amount at Maturity ($833,750,000 Principal Amount at Maturity including overallotment option) of Contingent Convertible Notes Due 2014, including form of Notes

1.6	Indenture, dated as of August 10, 2000, between the Company and Wilmington Trust Company, as Trustee (incorporated by reference to Calpine Corporation’s Registration Statement on Form S-3 (Registration No. 333-76880) filed with the SEC on January 17, 2002)

1.7	First Supplemental Indenture, dated as of September 28, 2000, between the Company and Wilmington Trust Company, as Trustee (incorporated by reference to Calpine Corporation’s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the SEC on March 15, 2001)

1.8	Press Release, dated September 28, 2004, Announcing Pricing on $785 Million of Senior Secured Notes.